Beneficient

Unlocking the Value Trapped in Alternative Asset Investments

Liquidity The Ben® Way: We've built a rapid, secure, online way for customers to exit alternative asset investments for cash, equity, or debt securities based on the customer's individual liquidity needs.

BENF
Nasdaq Listed

See important disclosures on slide 28.

The Ben® Way

We're committed to our vision of a democratized global alternative investment market, where underserved investors, especially mid-to-high net worth individuals and small-to-midsized institutions, can find rapid, cost-effective, and customized early exit solutions for their alternative assets.

WHAT BEN DOES

- Offers potential solutions and products to investors in need of liquidity OUT OF and primary capital INTO alternative asset investments
- Offers a suite of financial and investment services that investors need when transacting and holding alternative asset investments
- Offers access to financial technologies designed to provide a secure, rapid and cost-effective customer experience

WHO BEN DOES IT FOR

- Mid-to-high net worth individual investors
- Small-to-medium sized institutions
- Managers, sponsors, advisors and General Partners of alternative asset investment funds

HOW BEN DOES IT

- By uniquely engaging with each underserved customer segment within our growing market
- By competing within the industry with 9 key differentiators
- By leveraging 3 competitive strengths

See important disclosures on slide 28.

What Problems Does Ben Solve?

Liquidity for LPs and GPs and primary capital solutions for GPs

AltAccess Online Platform delivering trustee and custody services with data analytics for all owners of professionally managed alternative assets

Global alternative assets under management growing rapidly

LP Investor

- Mid-to-high net worth and smaller institutional investors are increasing their allocations into alternative assets
- Increasing demand for early exit options – a typical duration of a private fund lockup is 10-12 years
- Current in-market liquidity options are inefficient, slow, difficult to scale and largely unregulated

GP Investor

- Number of GPs that are fundraising continues to grow and GP led restructuring and liquidity events on the rise
- Increased demand for capital commitments as fundraising headwinds persist across most asset classes
- Increased demand for fund monetizations and restructurings as sponsor firms look for tail end fund optionality

LP & GP Investor

Liquidity and primary capital solutions and related data analytics & custodial services for alternative asset investors are poised for disruption as the alternative asset market increasingly becomes democratized

See important disclosures on slide 28.

Growing Liquidity Needs Coupled with GP Fundraising Needs Represent a Large and Growing Market Opportunity

The increasing demand for early liquidity is primarily addressed through the secondaries market, which caters to large institutions


AUM ($BN)
Secondary ($BN)
15,000
12,000
9,000
6,000
3,000
0
160
120
80
40
0
13.2% CAGR
r2=.79
Secondary volume growth correlation to alternative asset growth
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
Global Secondary Transactions
Global Private Market AUM

Sources: Setter Capital Volume Report FY 2023; Coller Capital Private Equity Secondary Market Report 2017.

The increasing demand for primary capital commitments for GPs is not being fully met by traditional LP capital sources


Private Capital Historical Fundraising
# of Funds
USD ($BN)
8,000
6,000
4,000
2,000
0
2,000
1,500
1,000
500
0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD
NO. OF FUNDS
AGGREGATE CAPITAL RAISED (USD BN)

Source: Preqin ltd. database, accessed April 2024.

See important disclosures on slide 28.

LP Liquidity: Ben's Projected Target Market

High-net-worth individual investors and small-to-mid-sized institutional investors represent a growing but traditionally underserved liquidity market

One of the highest growing asset classes

Through 2022, Strong historical and future alternatives AUM growth, at a 15.2% compound annual growth rate (CAGR), 2005-2022[1]

\+

One of the highest growing wealth segments

MHNW population grew from 0.76M to 1.8M households, 2008-2022[2]

\+

One of the highest growing allocations

Allocation to alternative assets experienced 3.2x faster growth than marketable stocks among MHNW investors, 2013-2020[3]

=

Increased Demand for Liquidity

$125 Billion[4]

Ben's target market – this underserved, high growth segment with limited access to liquidity



Alternative Assets Held¹
Estimated Annual Turnover Rate⁴
Estimated Annual Demand for Liquidity⁵
$61 Billion⁵
Ben's target market – this underserved, high growth segment with limited access to liquidity
Estimated Annual Demand for Liquidity in 5 Years
Holdings of U.S. MHNW
Holdings of U.S. STMI
Global Large Institutional Investors & Ultra HNW Individuals
$1.3 Trillion
$1.4 Trillion
$11.0 Trillion
2.8%
1.8%
1.3 %
$36 Billion
$25 Billion
$139 Billion
5 Years
Ben is well positioned to capture some percentage of this segment in the future.
$82 Billion
$43 Billion
$232 Billion
$13.7 Trillion
$200 Billion
$357 Billion

[1]Preqin
[2]CEG Insights: Wealth Market Sizing 2023
[3]Ben calculations based on data from Capgemini World Wealth Report 2020 and Capgemini Global HNW Insights Survey 2020
[4]Ben proprietary assumptions and calculations using data from Setter Capital and Preqin (for MHNW and STMI turnover rate) and calculations using data from Setter Capital and Preqin (for large institutional and UHNW turnover rate).
[5]Based on data from Preqin, a widely accepted commercial private equity database and Ben's own proprietary assumptions and calculations of MHNW and STMI alternatives AUM and turnover, which use data from Spectrem Group, Setter Capital, Capgemini, Preqin, Eureka Hedge, and Credit Suisse. See slide 29 for more detailed description of Ben's assumptions and calculations.

See important disclosures on slide 28.

9 Key Differentiators

Standout tech, innovative processes and a keen eye to impactful trends that work together to create value for shareholders

Tech Platform for Customer Engagement & Transactions	OptimumAlt Endowment Model Balance Sheet	Diversified Revenue Stream
Intellectual Property and Tech Solutions for Pricing Transactions at Attractive Values for Shareholders	ExchangeTrust Product Plan	Market Awareness Strategy
Statutory & Regulated Customer Transaction Ecosystem	Secure, Cost-effective and Accelerated Timelines that Outpace the Industry	Leadership Driven Results

9 Key Differentiators

Standout tech, innovative processes and a keen eye to impactful trends that work together to create value for shareholders

Tech Platform for Customer Engagement & Transactions	OptimumAlt Endowment Model Balance Sheet	Diversified Revenue Stream
Intellectual Property and Tech Solutions for Pricing Transactions at Attractive Values for Shareholders	ExchangeTrust Product Plan	Market Awareness Strategy
Statutory & Regulated Customer Transaction Ecosystem	Secure, Cost-effective and Accelerated Timelines that Outpace the Industry	Leadership Driven Results

See important disclosures on slide 28.

Tech Platform

Ben AltAccess is the industry's first-of-its-kind, secure, online client portal with AT&T NetBond® Certification and FDIC audit review

Building end-to-end, tech-enabled, customer-facing applications and products that deliver early exit solutions, custody, and data solutions for alternative investment holders

AltAccess®

AltQuote®
Quick quotes on more than 82,000 professionally managed alternative assets

AltCustody
Sophisticated performance reporting and analytics on alternative assets

AltLiquidity
End-to-end financing for investors in alternative assets

AltData
Comprehensive, leading-edge reporting, analytics and research

AltTrading
Preferred partner trading opportunities following liquidity[1]

Cybersecurity assessment and certification received May 2022

AT&T Netbond® Certified

AICPA SOC

SOC 2® Type 1, Type 2 and SOC 3® reports received November 2022, May 2023 and May 2024

See important disclosures on slide 28.

[1]Under development and not in market

AltAccess®: Ben's Tech Platform for Customer Engagement & Transactions

A first-of-its-kind technology platform, AltAccess serves as the centralizing hub of our business and is an interactive, secure online entry point through which our customers receive end-to-end delivery of liquidity, primary capital and associated services.


Submit a new application
Outstanding tasks? Check your to-do list here
Want to update your client on their application? Check the status easily
Securely upload important fund documents using our simple drag-and-drop feature

Investor Dashboard

Advisor Dashboar(

Separate dashboards for customers who prefer to submit their own application and advisors who are submitting applications for their clients make it easy to complete every step of the process.

See important disclosures on slide 28.

9 Key Differentiators

Standout tech, innovative processes and a keen eye to impactful trends that work together to create value for shareholders

Tech Platform for Customer Engagement & Transactions	OptimumAlt Endowment Model Balance Sheet	Diversified Revenue Stream
Intellectual Property and Tech Solutions for Pricing Transactions at Attractive Values for Shareholders	ExchangeTrust Product Plan	Market Awareness Strategy
Statutory & Regulated Customer Transaction Ecosystem	Secure, Cost-effective and Accelerated Timelines that Outpace the Industry	Leadership Driven Results

A Comprehensive, Proprietary Enterprise Fintech Platform

AltAccess®

Ben's proprietary AltAccess platform enables end-to-end, secure, regulated transactions at every step of the liquidity process

Submission of eight non-provisional patent applications with the U.S. Patent Office covering proprietary technology systems and methodologies that drive our core business, and maximize scalability and efficiency across our platform


Digitized Asset Quotes
Transaction Management Processing
Data Analytics
Ben AltQuote
Ben ExAlt Plan®
Ben OptimumAlt
Ben AlphaAlt
Ben ValueAlt
Ben AltC
Ben AltScore
Ben AltRating

AltQuote
Statistical algorithms that provide indications of the value of potential liquidity options for alternative asset holders

ExAlt Plan
Transaction and trust structure empowering customers with optionality to meet their liquidity needs; provides valuation input to ValueAlt

OptimumAlt
Fiduciary loan portfolio optimization algorithms specialized for alternative assets; provides valuation input to ValueAlt

AlphaAlt
Data-driven algorithms to forecast asset growth and cash flows; provides valuation input to ValueAlt

ValueAlt
Algorithms helping to assess the value Ben could offer its customers by determining an optimal advance rate on a fiduciary loan; produces the output of the valuations

AltC
Algorithm creating a consolidated metric for monitoring the fiduciary loan portfolio's concentrations of alternative asset collateral

AltScore
Algorithms producing risk-adjusted quality score for alternative asset returns

AltRating
Credit rating algorithm for fiduciary loans or other financings collateralized by alternative assets

See important disclosures on slide 28.

9 Key Differentiators

Standout tech, innovative processes and a keen eye to impactful trends that work together to create value for shareholders

Tech Platform for Customer Engagement & Transactions	OptimumAlt Endowment Model Balance Sheet	Diversified Revenue Stream
Intellectual Property and Tech Solutions for Pricing Transactions at Attractive Values for Shareholders	ExchangeTrust Product Plan	Market Awareness Strategy
Statutory & Regulated Customer Transaction Ecosystem	Secure, Cost-effective and Accelerated Timelines that Outpace the Industry	Leadership Driven Results

Ben's Statutory & Regulatory Ecosystem First-Mover Advantage

One of the industry's first regulated, tech-enabled, online platforms for delivering liquidity from alternative investments

Operating as a principal without the need for intermediaries and providing financing directly from our balance sheet

Through its subsidiary, Beneficient Fiduciary Financial, L.L.C., Ben received its charter under the State of Kansas' Technology-Enabled Fiduciary Financial Institution (TEFFI) Act and is subject to regulatory oversight by the OSBC

Compliant with KYC, AML, BSA & OFAC requirements for financial transactions

Ben's Statutory First-Mover Advantage

Operating as the industry's only regulated fiduciary acting as principal to provide financing

Offering an end-to-end, customer experience with regulatory oversight

Participating in ongoing regulatory reviews and exams by both state and federal regulators

Regulatory components help deliver a suite of products in an environment of safety, soundness and security

See important disclosures on slide 28.

9 Key Differentiators

Standout tech, innovative processes and a keen eye to impactful trends that work together to create value for shareholders

Tech Platform for Customer Engagement & Transactions	**OptimumAlt Endowment Model Balance Sheet**	Diversified Revenue Stream
Intellectual Property and Tech Solutions for Pricing Transactions at Attractive Values for Shareholders	ExchangeTrust Product Plan	Market Awareness Strategy
Statutory & Regulated Customer Transaction Ecosystem	Secure, Cost-effective and Accelerated Timelines that Outpace the Industry	Leadership Driven Results

Endowment Model Portfolio Built Through Ben's OptimumAlt Model and Other IP

Industry Sector[1]


23% - Software & Services
16% - Food & Staples Retailing
9% - Divers. Financials
8% - Utilities
6% - Energy
5% - Capital Goods
5% - Semiconduct. & Equip.
3% - Health Care Equip. & Svcs
3% - Real Estate
3% - Consumer Durables & Apparel
2% - Household & Pers. Prod.
2% - N/A (e.g., Escrow, Earnouts)
2% - Materials
2% - Comm. & Prof. Svcs
2% - Banks
2% - Tech Hardware & Equip.
2% - Food & Bev
2% - Consumer Svcs.
5% - Other

Geography [2]


61% - North America
17% - Asia & Pacific
15% - South America
8% - Europe
0.3% - Africa

Investment Strategy[3]


36% - Private Equity - Growth
32% - Venture Capital - Late Stage
12% - Venture Capital - Early Stage
7% - Natural Resources
6% - Private Equity - Buyout
4% - Private Real Estate
2% - Net Other Assets, Earnouts, Escrows
1% - Hedge Fund
0.2% - Private Debt

250 Funds[4]

813 Investments[5]

As of September 30, 2024. Represents the characteristics of professionally managed funds and investments in the Collateral (defined as follows) portfolio. The Collateral for the ExAlt Plan™ Loans in the Loan Portfolio is comprised of a diverse portfolio of direct and indirect interests (through various investment vehicles, including, limited partnership interests and private and public equity and debt securities, which include our and our affiliates' or our former affiliates' securities), primarily in third-party, professionally managed private funds and investments. Loan balances used to calculate the percentages reported in the pie charts are loan balances net of any allowance for credit losses, and as of September 30, 2024, the total allowance for credit losses was $315 million, for a total gross loan balance of $575 million and a loan balance net of allowance for credit losses of $260 million.

(1) Industry sector based on GICS® Level 2 classification "Other" classification reflects companies in the GICS classifications categories of Automobiles & Components, Insurance, Media & Entertainment, Transportation, Retailing, Telecommunication Services, and Pharmaceuticals, Biotechnology & Life Sciences. N/A includes investments assets that Ben management has determined do not have an applicable GICS Level 2 classification, such as Net Other Assets, Escrows, and Earnouts.

(2) Geography reflects classifications determined by Ben management, based on each underlying investment

(3) Investment Strategy Type reflects classifications based on each company's current investment strategy stage as determined by Ben management.

(4) Includes limited partnership interests in funds held directly in the collateral portfolio and funds held indirectly in the collateral portfolio through other entities, including special purpose vehicles and other funds.

(5) Investments reflect the assets listed by the general partner of a fund as held by the fund and have a positive or negative net asset value. Typical assets include portfolio companies, limited partnership interests in other funds, and net other assets, which are a fund's cash and other current assets minus liabilities.

See important disclosures on slide 28.

9 Key Differentiators

Standout tech, innovative processes and a keen eye to impactful trends that work together to create value for shareholders

Tech Platform for Customer Engagement & Transactions	OptimumAlt Endowment Model Balance Sheet	Diversified Revenue Stream
Intellectual Property and Tech Solutions for Pricing Transactions at Attractive Values for Shareholders	**ExchangeTrust Product Plan**	Market Awareness Strategy
Statutory & Regulated Customer Transaction Ecosystem	Secure, Cost-effective and Accelerated Timelines that Outpace the Industry	Leadership Driven Results

See important disclosures on slide 28.

Exchange Trust Product Plan

Provides Liquidity & Primary Capital Solutions for Almost All Asset Types and Vehicles

Provides a modernized & regulated method of delivering liquidity, capital and related services to investors in most alternative assets

Target Customers

	HNW Investors
Small and Mid-sized Institutions	
	General Partners
Commercial Banks & Margin Lenders	



Private Equity
Venture Capital
Leveraged Buyouts
Structured Credit
Infrastructure
Real Assets (Agriculture)
Private Debt
Private Real Estate
Alternative Energy
Natural Resources
Other Professionally Managed Alternative Investments
Non-Traded REITs
Feeder Funds/ Fund of Funds
Co-Investments
Separate Accounts
Limited Partnerships
Non-Traded BDCs
AltAccess Online Subscriptions[1]
Exchange Trust Product
Interchange Trust Product
LiquidTrust Product
Transfer Agency & Broker-Dealer Services
Trustee Services for Digitization of Alts[2]
Custody & Subcustody[3]
Data Analytics & Quick Quotes[4]

Eligible Asset Types & Vehicles

Ben Products & Services

[1]While AltAccess is currently available to customers, subscription-based services not currently offered. Expected to be available in 2025.
[2]Digitization of alternative assets expected to be available in 2025.
[3]Custodial services currently provided to affiliated trusts ("ExAlt Trusts") and customers in connection with liquidity transactions and customer custody accounts.
[4]Data management products and services currently offered to the ExAlt Trusts with plans to offer additional products and services to customers and others in the future.

9 Key Differentiators

Standout tech, innovative processes and a keen eye to impactful trends that work together to create value for shareholders

Tech Platform for Customer Engagement & Transactions	OptimumAlt Endowment Model Balance Sheet	Diversified Revenue Stream
Intellectual Property and Tech Solutions for Pricing Transactions at Attractive Values for Shareholders	ExchangeTrust Product Plan	Market Awareness Strategy
Statutory & Regulated Customer Transaction Ecosystem	**Secure, Cost-effective and Accelerated Timelines that Outpace the Industry**	Leadership Driven Results

Leveraging Digital Technology to Provide Secure & Rapid Exits

Faster timelines are made possible by Ben AltAccess™, with its MAPS technology in a digital secure AT&T NetBond® certified tech platform designed to deliver exit options and related custody and trust services to owners of alternative assets

Ben		Traditional Providers
0 Days	**Non-Disclosure Agreement** Instead of negotiating an NDA, customers upload asset documents through AltAccess to Ben's trust company as qualified document custodian	14-31 Days
1-14 Days	**Underwriting** Ben's proprietary tech platform eliminates the need for 3rd party intermediaries & provides underwriting for the fiduciary loan	60-90 Days
0 Days	**Negotiation & Documentation** Ben's transaction documentation is short, standardized and easily executed digitally through AltAccess	30-60 Days
1 Day	**Closing Process** Ben's propriety ExAlt Plan process effects the fiduciary transactions and enables the full delivery of exit options to customers prior to the ultimate transfer of title of the customer's alternative assets to the ExAlt Plan trusts	1-9+ Months

BEN — MONTH 1 — AS FEW AS 15 DAYS = SECURE, RAPID AND COST EFFECTIVE

VS

TRADITIONAL — MONTH 1 | MONTH 2 | MONTH 3 | MONTH 4 | MONTH 5 | MONTH 6 | MONTH 7 | MONTH 8 | MONTH 9 | MONTH 10 | MONTH 11 | MONTH 12 | MONTH 13 | MONTH 14 | MONTH 15 — 4-15+ MONTHS FOR LIQUIDITY

See important disclosures on slide 28.

9 Key Differentiators

Standout tech, innovative processes and a keen eye to impactful trends that work together to create value for shareholders

Tech Platform for Customer Engagement & Transactions	OptimumAlt Endowment Model Balance Sheet	**Diversified Revenue Stream**
Intellectual Property and Tech Solutions for Pricing Transactions at Attractive Values for Shareholders	ExchangeTrust Product Plan	Market Awareness Strategy
Statutory & Regulated Customer Transaction Ecosystem	Secure, Cost-effective and Accelerated Timelines that Outpace the Industry	Leadership Driven Results

Ben's Diversified Revenue Strategy

Our revenue model leverages our differentiating ExAlt Plan structure to generate diversified revenue streams which aim for a target, as shown here:

Ben's Target Revenue Model*



30%
70%

70% or more of revenues from interest and earnings from our liquidity and primary capital fiduciary financings.

Up to 30% of revenues in service fees comprised of custody, trustee, data and administrative services, transaction-oriented fees from transfer agency and brokerage services related to our fiduciary financings.

*** Ben Liquidity and Ben Custody earn revenue from interest and fees, which are eliminated in consolidation, on the ExAlt Loans between Ben Liquidity and the customer ExAlt Trusts.**

See important disclosures on slide 28.

9 Key Differentiators

Standout tech, innovative processes and a keen eye to impactful trends that work together to create value for shareholders

Tech Platform for Customer Engagement & Transactions	OptimumAlt Endowment Model Balance Sheet	Diversified Revenue Stream
Intellectual Property and Tech Solutions for Pricing Transactions at Attractive Values for Shareholders	ExchangeTrust Product Plan	**Market Awareness Strategy**
Statutory & Regulated Customer Transaction Ecosystem	Secure, Cost-effective and Accelerated Timelines that Outpace the Industry	Leadership Driven Results

See important disclosures on slide 28.

Omni-Channel Advertising & Marketing Awareness

Ben's advertising and marketing efforts are centered on targeted, data-driven, dynamic strategies and engagement with highly relevant media partners

GPs & LPs

Content and messaging channels intended to address specific needs and solutions

Spending Efficiencies

Tracking the number of potential customers who engage with our advertising campaigns.

Effective Tactics

Effective marketing aimed to convert engaged potential customers to having an intent to transact

Highly Scalable Closings

Secure & rapid closings utilizing standardized closing documents all online.



AWARENESS
ENGAGEMENT
INTENT
CLOSINGS

Unlike some secondary fund liquidity market competitors who may be only in the market for a limited period of time and market to a limited number of investors, Ben, as a permanent capital company, believes it will be able to leverage building long-term brand and product awareness to a larger target market through strategic and ongoing marketing initiatives. Potential customers are met through media, print and online channels.

9 Key Differentiators

Standout tech, innovative processes and a keen eye to impactful trends that work together to create value for shareholders

Tech Platform for Customer Engagement & Transactions	OptimumAlt Endowment Model Balance Sheet	Diversified Revenue Stream
Intellectual Property and Tech Solutions for Pricing Transactions at Attractive Values for Shareholders	ExchangeTrust Product Plan	Market Awareness Strategy
Statutory & Regulated Customer Transaction Ecosystem	Secure, Cost-effective and Accelerated Timelines that Outpace the Industry	**Leadership Driven Results**

See important disclosures on slide 28.

Beneficient's Strong Management Team

Brad K. Heppner
CHIEF EXECUTIVE OFFICER
30+ years industry experience in finance and the alternative asset space

The Crossroads Group | Goldman Sachs | BAIN & COMPANY | MacArthur Foundation | capital analytics



Ben
LEADERSHIP

Derek L. Fletcher
PRESIDENT of FIDFIN TRUST AND CHIEF FIDUCIARY OFFICER
25+ years industry experience in wealth management and fiduciary advisory services

U.S. TRUST (Bank of America Private Wealth Management) | WINSTEAD ATTORNEYS | Coopers & Lybrand

Gregory W. Ezell
CHIEF FINANCIAL OFFICER
20+ years industry experience in accounting and finance

PureGen | Homeward Residential | KPMG

Jeff Welday
GLOBAL HEAD OF ORIGINATIONS & DISTRIBUTION*
25+ years industry experience in investment management

Invesco | Morgan Stanley | JPMorgan Chase & Co.

David Rost
GENERAL COUNSEL
8 years experience in financial services, mergers & acquisitions and fintech investments

HAYNES BOONE

Maria S. Rutledge
CHIEF TECHNOLOGY OFFICER
20+ years industry experience in information services

MUFG | Michaels | XO | SIEBEL

Scott Wilson
CHIEF UNDERWRITING OFFICER
20+ years industry experience in the alternative asset investment space

Highland Capital Management | McKinsey & Company

*Mr. Welday is a Registered Representative of AltAccess Securities Company, L.P. Member FINRA/SIPC.

See important disclosures on slide 28.

Experienced Board of Directors

Brad K. Heppner

DIRECTOR, CEO AND CHAIRMAN OF THE BOARD

30+ years alternative asset and financial institutions experience, Chairman of the Board and CEO, Prior: Founder and CEO of The Crossroads Group; Founder of Capital Analytics; previously with Bain & Company, MacArthur Foundation and Goldman Sachs



Peter T. Cangany, Jr.

DIRECTOR

Insurance entities, audit and accounting. Board of Trustees, Finance Committee Chair. Franklin College. Prior: Partner of Ernst & Young, LLP.



Thomas O. Hicks

DIRECTOR

Private equity industry pioneer with 30+ years private equity investment experience. Founder and Chairman, Hicks Holdings, LLC. Prior: Founder of Hicks, Muse, Tate and Furst; Co-Founder and Co-Chairman of Hicks & Haas; Board of Directors, Carpenter Technology Corporation.



Ben

BOARD

Patrick J. Donegan

DIRECTOR

Almost 30 years of experience in banking legal expertise and capital markets regulatory compliance. Senior Adviser, Premier Consulting Partners, Inc. Prior: Global Chief Compliance Officer, OKX Group 2023-2024; Chief Compliance Officer, Signature Bank 2015 - 2023.



Bruce W. Schnitzer

DIRECTOR

30+ years private equity investment experience, insurance and other specialty financial services. Chairman, Wand Partners; Chairman, The Institute of Human Origins. Prior: President and CEO of Marsh, Inc.; CFO of Marsh & McLennan Companies, Inc.; Head of M&A for Morgan Guaranty Trust Company (J.P. Morgan)



Derek Fletcher

DIRECTOR PRESIDENT of FIDFIN TRUST COMPANY AND CHIEF FIDUCIARY OFFICER

25+ years of sophisticated estate planning, wealth structuring and fiduciary advisory services. Prior: US Trust - Bank of America Private Wealth Management; Winstead, PC; Coopers & Lybrand





Karen J. Wendel

DIRECTOR

30+ years in banking, technology M&A, cybersecurity, private equity, corporate governance, risk management and the emerging blockchain and DeFi space. President and CEO, TrustChains, LLC. Prior: President and Chief Revenue Officer, Fabrik; CEO, Bayesian Qualified Custody; Chief Revenue Officer, Kingdom Trust; CEO, SDBIC.

See important disclosures on slide 28.

Ben's Competitive Strengths

01

✓Technology/IP

Ben's structures, systems and methodologies are designed to enable us to finance alternative assets at attractive valuations for Ben and to service our clients in a seamless, efficient manner. Our patent-pending intellectual property embedded in Ben's system-wide intelligence includes computer implemented algorithmic systems, copywritten AltAccess software enterprise applications and the ExAlt Plan product loan structure for delivering liquidity and primary capital to our customers.

02

✓Statutory/Regulatory

Ben openly sought and embraced regulation, transparency and oversight. Customers can rapidly and efficiently engage and transact with Ben over AltAccess, and they do so knowing that their activities are within a regulated, secure customer transaction ecosystem.

03

✓Publicly Traded Stock as Currency

Ben's balance sheet strategy is built on the fiduciary financings we make by utilizing our stock as currency.

✓Tradable Exposure to OptimumAlt Alternative Assets

Ben's business model is designed to provide economic exposure to some of the most exciting, sought-after private funds and private company names worldwide by following the theory of the portfolio endowment model and utilizing our patent-pending computer implemented technologies branded as OptimumAlt.

See important disclosures on slide 28.

Important Disclosures

This presentation is for educational and informational purposes only

Liquidity exit strategies offered may not include all options and may vary over time; all exit options, including historic options such as cash, may not be available or offered to prospective customers at any given time; your options may differ. Exit options are presented on a case-by-case basis in Ben's discretion and may be offered for less than current net asset value based on a variety of factors, including asset-specific factors such as Ben's valuation analysis. References to "liquidity" generally refers to an opportunity offered by Ben to exit an investment in an illiquid asset. Ben can discuss with prospective customers what options may be currently available, including based upon the specifics of such customer's situation and illiquid assets.

The information in this presentation is provided for convenience only, is not investment advice and may not be relied upon in considering an investment in Beneficient, a Nevada corporation ("Ben"). Any offer or solicitation will only be made in compliance with applicable state and federal securities laws pursuant to Regulation D of the Securities Act of 1933, as amended. Any securities shall be offered only to investors that also meet the applicable requirements of a qualified institutional buyer or an institutional account in a private placement under the Securities Act of 1933, as amended, or another available exemption, and this presentation is intended solely for purposes of familiarizing such investors with the company. This presentation is not an offer to sell nor does it seek an offer to buy securities in any jurisdiction where the offer or sale is not permitted. To the extent the terms of any potential transaction are included in this presentation, those terms are included for discussion purposes only. All prospective investors should carefully review the Subscription Agreement or Binding Term Sheet, as applicable, and such other documents described therein and provided by Ben (such materials collectively, the "Offering Materials"). Offers to sell or purchase any security can only be made through definitive Offering Materials and agreements with the applicable investor. These securities have not been recommended by the Securities and Exchange Commission (the "SEC") or any state securities commission or regulatory authority, nor has any commission or regulatory agency confirmed the accuracy of the information contained in the Offering Materials. No representation or warranty, express or implied, is made as to the accuracy or completeness of any information contained herein, and any investment decision should be based solely on the information contained in the Offering Materials and the prospective investor's independent research. In addition, no representation or warranty, express or implied is made as to the future performance of any investment in Ben, or that investors will or are likely to achieve favorable results, will make any profit at all or will be able to avoid incurring a loss on their investment. Prospective investors are encouraged to consult with their financial, tax, accounting or other advisors to determine whether an investment in Ben is suitable for them.

Forward-looking Statements

This presentation and the Offering Materials may contain forward-looking statements and information relating to, among other things, Ben, its business plan and strategy, and its industry. Forward-looking Statements are neither historical facts nor assurances of future performance. They are based on the current beliefs of, assumptions made by, and information currently available to the company's management regarding the future of the company's business, future plans and strategies, anticipated events and trends, the economy and other future conditions. The words "aim," "anticipate," "could," "intend," "expect," "project," "plan," "would" and similar references to future periods are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management's current views with respect to future events and are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict (many of which are outside of the company's control) and could cause Ben's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements concerning Ben, the offering or other matters, are expressly qualified in their entirety by the cautionary statements above. Ben does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

This presentation may not be copied, reproduced, distributed, or disclosed without the written permission of Ben. Past performance is not indicative of future results. The information contained herein is based on Ben data available at the time of this presentation. It speaks only as of the particular date or dates included herein.

Use of Other Data

The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Ben assumes no obligation to update the information in this presentation.

Trademarks

This presentation contains trademarks, service marks, trade names and copyrights of Ben and other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended in, and does not imply, a relationship with Ben or any of their respective affiliates, or an endorsement or sponsorship by or of Ben or such affiliates. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, (c) or (r) symbols, but Ben will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Subject to qualifications. Securities of Beneficient, a Nevada corporation its affiliates and/or successors are offered through AltAccess Securities Company L.P. an affiliated entity. Only available in states where AltAccess Securities Company, L.P. is registered. Member FINRA/SIPC.

Ben Assumptions & Calculations for Projected Target Market (Slide 4)

- Estimates of holdings by investor classifications based on (i) historical North American private capital assets under management (AUM) data from Preqin (excludes hedge funds) and historical North America hedge fund AUM data from Eureka Hedge; (ii) market segment data including the percentage of hedge fund assets held by individuals (CitiBusiness Advisory), the percentage of private capital assets held by family offices and wealthy individuals (Preqin, Private Equity Spotlight, February 2016), the percentage of total global assets held by small, mid- and ultra-high net worth individuals (Capgemini and Credit Suisse); and (iii) assets held by North American high net worth individuals, including the percentage of such assets held by MHNW investors (Capgemini). Such estimates the following assumptions of Ben: (i) calculations of market segmentation based on estimates from third-party sources described above; (ii) large institutions hold 80% of the total institutional AUM; (iii) the percentage of MHNW wealth allocated to alternative assets is 16% (based on a range of estimates from Oliver Wyman, Knight Frank, Campden Research, UBS, and KKR); and (iv) MHNW and UHNW alternative asset AUM may be understated, and large institution and STMI alternative asset AUM may be proportionally overstated and, therefore, require adjustment.

- Turnover rates and estimated annual demand for liquidity based on the turnover rate of large institutional investors, calculated based on global private assets under management by vintage (excluding funds of funds and secondaries) reported by Preqin and the total secondary market volume reported in the Setter Capital Volume Report, FY 2022. Ben assumes (i) that MHNW investors would seek approximately two times the turnover rate of large institutional investors and (ii) that STMI investors would seek approximately one-and-a-half times the turnover rate of large institutional investors.

See important disclosures on slide 28.

Ben
BENF
Nasdaq Listed

Investor Relations Contact

investors@beneficient.com

Beneficient Contact

askben@beneficient.com

Public Webpage

www.trustben.com

Get A Quote

AltQuote.com